Exhibit 99.2
XXII FOURTH QUARTER AND FULL YEAR EARNINGS PRESENTATION MARCH 9, 2023

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

22ND CENTURY GROUP

2022: GROUNDWORK FOR COMMERCIAL TRANSFORMATION

Position VLN® and Hemp/Cannabis to Scale Revenue and Transition to Cash Positive Operations

Revenue, net *(in millions)*


Tobacco
Hemp/Cannabis
+149% YoY
$19.5M
$7.8 M
$8.0
$9.0
$10.0
$4.5
$11.5
$7.9
$10.0
$9.5
4Q21
1Q22
2Q22
3Q22
4Q22

- 4Q 2022 Tobacco volumes reflected channel inventory adjustments following 3Q accelerated purchasing and California menthol changes
- 4Q 2022 hemp/cannabis revenues grew in spite of the November 2022 Grass Valley fire

Exceptional VLN® pilot results positioned for aggressive 2023 multi-state commercial launch program

- Enhanced U.S. launch with national scale distribution to support demand from largest C-Store, consumer, and pharmacy chains
- Readied to launch VLN® in up to 18 states in 2023

Maintained GVB's volumes through fire, accessed new market opportunities to drive growth and margin in 2023

- Scaled ingredient and CDMO business in U.S. and Europe; new CDMO+D model for consumer, food & nutraceutical products
- Submitted Drug Master File to FDA to produce and supply APIs for new medical and pharmaceutical industry markets

Confirmed path to cash positive in both tobacco and hemp/cannabis

- Executing clearly delineated revenue growth strategies in both business units
- Advancing to positive cash flow from hemp/cannabis and VLN® business units in 2024, including corporate overhead

3

22ND CENTURY GROUP

2023: ACCELERATE TO CASH POSITIVE

Drive Revenue and Improve Margins by Scaling Both VLN® and Hemp/Cannabis Business Lines

Commercializing FDA MRTP Label for VLN® Reduced Nicotine Content Products	▪ 2022 confirmed strong consumer demand and **ability to secure rapid VLN market share** ▪ **Large funnel of new national and regional retail partners** seeking access to VLN® for their adult smoker customers, 75% of whom want to quit ▪ **Core-Mark/Eby-Brown and others in process** accelerate distribution across multiple states ▪ **Commercial rollout in up to 18 U.S. States** provides access to 600+ million cartons of addressable market ▪ **Cash positive operations for tobacco business by second half 2024, including corporate overhead**
Rapidly Scaling GVB Cannabinoid Ingredient, API and CDMO Market Leadership	▪ Continued acceleration in consumer demand driving **increased ingredient volumes** ▪ Multiple **new major brand fully verticalized** manufacturing and retail channel management agreements in process ▪ Optimized plant genetics and new extraction unit to **support dramatic margin expansion** ▪ FDA Drug Master File enables supply of **APIs for medical and pharmaceutical industry** ▪ Positioned for **new food and nutraceutical markets** upon FDA regulations release ▪ **Cash positive operations for hemp/cannabis business by first half of 2024, including corporate overhead**

1. Grandview Research; https://www.grandviewresearch.com/industry-analysis/us-tobacco-market#:~:text=The%20U.S.%20tobacco%20market%20size%20was%20estimated%20at%20USD%2075.9,USD%2078.3%20billion%20in%202022.
2. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2021/12/Global%20Trends%20in%20Nicotine%20Report%20December%202021.pdf

4

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

22ND CENTURY GROUP

2022: VLN® PILOT AND FIRST EXPANSION WAVE

Leveraging Exceptional Pilot Results and Moving Aggressively Into Commercial Launch Program

PHASE		
Q1-Q3 2022 – Initial Pilot and Market Tests: ▪ Chicago pilot exceeded expectations, documented high consumer demand, demonstrated ability to achieve initial 1 share target ▪ Moved into test marketing and increased share through education, awareness, trial and repeat purchase focus	☑	**5 Initial Target States = ~7% of U.S. Cigarette Sales** At ~63.5M cartons sold, a 1% market share = ~635k VLN® cartons
Q3-Q4 2022 – State-by-State Distribution and Rollout: ▪ Announced IL, CO, NM, AZ, UT targets, began initial expansion activities ▪ **Initiated Pivot to national scale distributor networks** ▪ **Scaled VLN® team to expand into additional states and retailers** across the convenience, grocery, and drug store channels via state-level relationships	☑	



CIRCLE K

EAGLE ROCK COLORADO

SMOKER FRIENDLY

6

100-DAY ACCELERATION TO NATIONAL-SCALE ACCESS 7 *Trade dress subject to change. Opens Largest Distributors, Largest Retail Chains, Largest Markets December 1, 2022 March 9, 2023 Distribution  State by state with adjacent category experts  Signed #1 C-store distributor in U.S.  Signing #2 distributor  Growing list of regionals signed and pending Retail Access  #2 US C-Store chain  Signing #1 C-Store chain  Growing list of regional C-Store chains signed and pending  Adding club and military sites States  Selling in CO, IL  Announced AZ, NM, UT  Launching TX, CA, FL  Accelerated launch via expanded distributor and C-store relationships International  1 Announced  3 Announced

State % of Adult Smokers Pack Volume Retail Sales AZ 15% 160M $1.4B Announced Priority States CA 10% 514M $4.9B CO* 14% 130M $1.0B FL 15% 513M $3.9B IL 15% 253M $2.6B NM* 16% 48M $0.4B TX 15% 736M $5.6B UT* 8% 45M $0.4B Total - 2,397M $20.2B WI 15% 184M $1.6B CT* 12% 65M $0.8B GA 16% 398M $2.5B IN 19% 328M $2.3B KY* 24% 295M $2.0B MI* 19% 351M $2.9B NC* 19% 500M $3.3B NY 13% 180M $2.2B OH 21% 467M $3.7B SC 18% 215M $1.5B Total - 6,159M $43.0B Example VLN® Distribution: MRTP States + Adjacent States 8 2023 VLN® COMMERCIALIZATION Announced Launch State Prospective Expansion State Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents Targeting VLN® Sales in up to 18 States by End of 2023 Launching Multiple States and Chains with National-Scale Distributors and Retail Partners *State with MRTP Tax Benefit TBA #2 National Distributor TBA #1 National C-Store Market Leading C-Store & Distribution Partners 18 Prospect Markets 56% of Total U.S. Cigarette Sales

22ND CENTURY GROUP

THE PATH TO CASH POSITIVE VLN® OPERATIONS

2022 Pilot and Market Test Activities Provided a Clear Path to Success in 2023-2024

2022
Confirmed VLN® Market Share Gains

- **Pilot results demonstrated VLN® can rapidly achieve a 1 share in new markets, then grow its position through repeat purchase and new adopters**
- Further refined the brand strategy and marketing programs with consumer studies and Colorado expansion
- Built team for fully supported launch with national retail partners

2023
Accelerated Multi-State Rollout

- New national-level distribution partners enable accelerated multi-state expansion in up to 18 states by year end
- Many retail chains seeking to carry VLN®
- **VLN® can now launch in hundreds of stores at a time across new states or multiple states**
- Supporting investment in marketing and education to secure sustainable share position

2024
Cash Positive VLN® Operations

- VLN® targets 30+ million U.S. adult smokers, 75% of whom want to quit
- 18 states by year end 2023 represents 600+ million cartons per year opportunity
- 2023 launch investments generate broad VLN® availability and sustained momentum
- **Once broadly available in multiple states with major retail chains, VLN® can be cash positive at ~1.2 million cartons per year**


HELPS YOU SMOKE LESS
MENTHOL
VLN
95% LESS NICOTINE

1. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2019/08/FSFW_Global-Trends-in-Nicotine_6.22.2020.pdf
2. Prohibition Partners; "The Global Cannabis Report – November 2019"
3. Addressable market of third plant-based franchise is based on a global estimate in 2019.

9

New Zealand reduced nicotine mandate takes effect in ~2 years – requires all cigarettes to be 0.8mg/g or less, including test variance Seed development program scaled to supply tobacco to the entire New Zealand market – more than 2 billion cigarettes in total Advancing pilot programs for additional markets in 2023, including:  South Korea (updated product)  Japan (pilot test)  Switzerland (pilot test) VLN® INTERNATIONAL PROGRAMS EXPAND OPPORTUNITY 10

VLN® CAN BE THE FOUNDATION FOR NATIONAL AND STATE HARM REDUCTION POLICIES IN THE U.S. The science shows a menthol ban absent an off-ramp primarily transitions menthol smokers to traditional cigarettes 11 The science shows a reduced nicotine mandate would help all smokers more easily quit smoking or migrate to less toxic products FDA continues to advance its scientifically based menthol ban and reduced nicotine content policies, plus state and local governments are taking direct action VLN® Menthol King cigarettes could be the only current combustible menthol cigarette potentially exemptfrom the menthol ban. 22nd Century’s research cigarettes continue to fuel numerous independent scientific studiesto validate the enormous public health benefit FDA proposes from a reduced nicotine standard

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

EMBARKING ON HIGH GROWTH 2023 Ramping Ingredient Volumes, New Market Entry and Expanded White Label Opportunities GVB Biopharma (“GVB”) is a global leader in the manufacturing of hemp-derived active ingredients and finished products servicing the consumer products, nutraceutical and pharmaceutical industries 13 Dominant North American position plus broad global footprint in geographic markets targeted for growth  Complete, vertically integrated control from biomass to ingredients to finished goods, control for pricing, quality, purity and traceability  New CDMO+D model expands revenue and adds value to customers  New extraction unit and crop developments by 22nd Century will lead to margin expansion 2023 recovery from Grass Valley fire sets stage for improved scale and efficiency in GVB’s operations On track to achieve cash positive operations in first half 2024, including corporate allocation

Prineville, Oregon: World-scale crude extraction over 15,000 kg/month at full capacity (operational Q1 2023); New ingredient and production and refinement facility with increased capacity and greater efficiency GVB POSITIONED FOR GLOBAL LEADERSHIP Crude Extraction | Prineville Industry Leading Certifications Position GVB as the Supplier of Choice FDA’s Commitment to Advance Regulatory Standards and Product Recommendations on CBD Use in Consumer and Nutraceutical Products will Further Expand the Market 14 Las Vegas, Nevada: 40,000 sq. ft. CDMO facility used for Private Label/Contract Manufacturing United Kingdom: RXP acquisition creates leadership position in novel foods applications market European Union: Netherlands Distribution provides increased availability to higher margin customers Filed FDA DMF to provide pharmaceutical grade API differentiating GVB distillates and isolates

Grass Valley fire November 2022  Immediate transition to supply customers via alternate sources  Met $9.5M revenue target in Q4 – Fulfilled 47k kg in Q4 2022, up from 27k kg in Q3 2022 GRASS VALLEY UPDATE No Customer Shipments Missed, Returning to Full In-house Service 15 Growing volumes year-over-year in 2023  20k kg in Jan 2023, seeing shortage of raw hemp in market Establishing Interim 15,000 sq foot facility  Testing, blending, QA/QC and fulfillment with growth capacity  See margin recovery as extraction unit and new center fully online Build new center of excellence suited to long-term growth  Looking at OR and NV options and economic incentives  Target 10 million lbs. hemp biomass and 600,000 kg of extracts annually, 100,000 kg dedicated top pharma grade

TRANSFORMATIVE NEW CDMO+D MODEL Fully Verticalized Services from Ingredient to Manufacturing to Retail Category Management Working with the largest and best-known consumer CBD brands 16 New, single-source model provides complete solution Enhances GVB revenue and margin opportunities; generates incremental sales from existing VLN® sales team infrastructure  License covers broad range of hemp derived cannabinoid consumer packaged goods at each brand  Ingredient Supply  White-label manufacturing  Retail category management and distribution  VLN® sales team and channel to place products with retailers seeking innovative, high velocity, high margin, small footprint consumer CDB products  New model for other consumer product CBD brands seeking enhanced services and integrated solution

22ND CENTURY GROUP

POSITIONED FOR INTERNATIONAL SCALE

Global Ingredients and Finished Goods Leadership in New Emerging Markets

Netherlands Distribution Facility

- Targets $3.2 billion Euro market opportunity
- European ingredient fulfillment with superior margin profiles
- Fully landed cost and delivery in half prior time requirements

RX Pharmaceutical Acquisition

- Accretive acquisition with 1,276 UK FSA novel foods applications
- UK food and nutraceutical leadership using GVB technical data, formulations and ingredients

GVB BIOPHARMA™

White Label Contract Manufacturing Product Offering	
Tinctures	Gel Capsules
Gummies	Mints
Tablets	Topical
Vape Pens	




GUMMIES
GUMMIES
GUMMIES

Key Cannabinoids

Cannabinoid	Abbreviation
Cannabidiol Isolate	CBD Isolate
Cannabidiol Broad-Spectrum Distillate	CBD BSD
Cannabigerol Isolate	CBG Isolate
Cannabidiol Crystal Resistant Distillate	CBD CRD
Compliant Broad-Spectrum Distillate	Compliant BSD
Cannabidiol THC-Free Crude	CBD THC-Free Crude
UK Compliant Broad-Spectrum Distillate	UK Compliant BSD
Cannabinol Isolate	CBN Isolate
Cannabichromene Isolate	CBC Isolate
Cannabidiolic Acid	CBDA

17

Continued revenue growth plus improving margin and operating performance will drive hemp/cannabis to cash positive operations in 2024 Operating Performance Enhancement Scale CDMO+D Business Volumes FDA Drug Master File Food & Nutraceuticals Market Expansion 2023 HEMP/CANNABIS GROWTH DRIVERS Clear Global Leader in Hemp/Cannabis Ingredients, CDMO and Distribution  Resume in-house distillate and isolate production  New white label plus distribution agreements establish new business model in industry  Growing number of CBD pharmaceutical trial activities represents new, high-value addressable market  New FDA guidelines will establish enhanced regulatory standards and validate the market 18  New CBD crude extraction to drive incremental margin  Scale revenue and increase gross margin across fixed cost base  Completed FDA DMF filing to access pharmaceutical grade market currently dominated by high-cost synthetic products  Deep vertical integration drives further margin opportunity  Robust pipeline of follow-on peer contract opportunities  Extensive certification and standardization capabilities distinguish GVB from smaller producers

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

FOURTH QUARTER 2022 FINANCIAL HIGHLIGHTS 1. Gross profit margin is calculated by dividing gross profit by netrevenues. 2. See the tables included in this release for a reconciliation of Adjusted EBITDA (a non-GAAP measure) to net loss. 20 +141% QoQ and 101% YoY increase in Net Revenues due to GVB acquisition. Net Revenues Gross Profit1 Gross Margin1 Operating Loss Adjusted EBITDA2 4Q 2022 $19.2M $(646)K (3.4)% $(23.2)M $(13.9)M 4Q 2021 $8.0M $231K 2.9% $(9.0)M $(7.5)M FY 2022 $62.1M $1.2M 1.9% $(57.1)M $(40.5)M FY 2021 $30.9M $1.5M 4.8% $(28.4)M $(23.1)M

TOBACCO REVENUE & PROFIT BREAKDOWN Tobacco 4Q 2022 4Q 2021 Unit sales1 1.3M 1.1M Net revenue $10.0M $7.9M Gross profit $(44)K $356K Gross profit margin2 (0.4)% 4.5% 21  Net revenues increased QoQ based on the number of cartons sold  Gross profit declines QoQ reflecting lower margin sales mix in contract manufacturing products and increased overhead in 4Q 22 attributable to the ramp-up in VLN® manufacturing 1. Tobacco unit sales volume is measure in cartons 2. Gross profit margin is calculated by dividing gross profit by net revenues 3. Contract manufacturing operations (CMO) Opportunity in 2023 for additional tobacco net revenue growth and margin expansion:  Increased sales volume of higher margin CMO cigarette customers  Accelerated VLN® launch driving increased revenue and margin contribution from premium VLN® products

22ND CENTURY GROUP

HEMP/CANNABIS REVENUE & PROFIT BREAKDOWN

	Hemp/Cannabis	
	4Q 2022	4Q 2021[2]
Unit sales[1]	41,070	14,243
Net revenue	$9.3M	$6.8M
Gross profit	$(602K)	$1.6M

Net revenue growth QoQ primarily driven by:

- Addition of acquired GVB revenue contribution
- Significant GVB organic revenue volume growth QoQ
- 4Q net revenue increased despite Grass Valley fire
- Strong consumer demand for GVB bulk ingredients and new CDMO opportunities

1. Hemp/cannabis unit sales volume is measured as kilograms.
2. GVB acquisition occurred on May 13, 2022. All prior period results are provided for illustrative purposes only. These pro forma results do not purport to be indicative of the results that would have been obtained, or to be a projection of results that may be obtained in the futures. Refer to our Annual Report on Form 10-K Note 2 of the Consolidated Financial Statements for description of pro forma adjustments as required under U.S. GAAP.

Additional 2023 hemp/cannabis opportunity driven by:

- Organic growth reflecting continued strong customer demand
- Profit margin expansion reflecting full restoration of GVB extraction capabilities and vertical integration with new Prineville crude extraction facility becoming fully operational

22

NEW $21M DEBT FINANCING 23 Proceeds from new credit facility will fund increased working capital needs reflecting significant growth in both VLN and hemp/cannabis business lines Working capital needs rapidly increasing due to: Summary of Terms:  Multiple national-scale distribution partnerships requesting VLN stock  Continued strong consumer demand for GVB bulk ingredients as well as new CDMO opportunities  3-year term  No amortization in year 1, 2% monthly amortization thereafter  7% cash interest  5% original issue

SUMMARY BALANCE SHEET ITEMS Balance sheet date as of: (in millions) Year End 2022 Year End 2021 Cash and cash equivalents1 $21.2 $48.7 Total assets $114.7 $76.0 Total liabilities $18.7 $9.9 Total shareholders' equity $96.0 $66.1 24 Q4 included the following non-recurring or seasonal uses of cash:  $4.5M replenishment of working capital from GVB fire  $1.9M repayment of GVB Bridge Notes  $2.3M VLN tobacco leaf grow Remaining $2.8MM GVB Bridge Notes outstanding converted to Subordinated Debt with maturity extended through May 2024 New $21.1M Credit Facility strengthens balance sheet and provides working capital to fund strong growth for both VLN and hemp/cannabis business 1. Cash and cash equivalents includes short-term investment securities. Strengthened balance sheet supports growing working capital needs driven by increased VLN® product shipments to multiple national-scale distribution partners as well as strong customer demand for hemp/cannabis bulk ingredients.

Leveraging exceptional VLN® demand into aggressive multi-sate commercial launch program 2023: PATH TO CASH POSITIVE OPERATIONS Growth Across Both VLN® and Hemp/Cannabis Franchises 25  Launching national scale distribution to support demand from largest C-Store, consumer, and pharmacy chains  Selling VLN® in up to 18 states in 2023 Increased volumes and new market opportunities drive hemp/cannabis growth and margin  Scaling ingredient and CDMO business in U.S. and Europe; launched CDMO+D model  Submitted Drug Master File to FDA to produce and supply APIs for new medical and pharmaceutical industry Confirmed path to cash positive in both tobacco and hemp/cannabis  Executing clearly delineated revenue growth strategies in both business units  Advancing to positive cash flow from hemp/cannabis and VLN® business units in 2024, including corporate overhead

Questions & Answers Q A INVESTOR RELATIONS & MEDIA CONTACT Matt Kreps Investor Relations 22nd Century Group, Inc. +1 -214 -597 -8200 mkreps@xxiicentury.com